UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WL ROSS HOLDING CORP.

(Name of Registrant as Specified In Its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(2)	Aggregate number of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.
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	(4)	Date Filed:
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WL ROSS HOLDING CORP.

1166 Avenue of the Americas,

New York, New York 10036

_____________________

PROXY STATEMENT SUPPLEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO

BE HELD JUNE 8, 2016

_____________________

On May 9, 2016, WL Ross Holding Corp. (the “Company”) filed and commenced mailing its definitive proxy statement (the “Proxy Statement”) related to the special meeting of stockholders to be held on June 8, 2016, to consider and vote upon, among other things, the approval of its previously announced proposed business combination with Nexeo Solutions Holdings, LLC (the “Business Combination” and such proposal, “Business Combination Proposal”). On May 18, 2016, the Company filed a revision to the Proxy Statement (the “First Proxy Revision”) to remove the affirmative voting requirement on stockholders in order to exercise their redemption rights. On May 26, 2016, the Company filed a revision to the Proxy Statement (the “Second Proxy Revision”) to amend and supplement certain information present in the section entitled, “Proposal No. 12—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Common Stock in Connection with the Business Combination, PIPE Investment and Private Placement Warrant Exchange” (“Proposal No. 12”) and a related question and answer in the Proxy Statement.

The purpose of this Proxy Supplement (this “Proxy Supplement”) is to further supplement certain information present in Proposal No. 12.

In Proposal No. 12, the Company disclosed that stockholder approval is needed in order to comply with NASDAQ Listing Rules 5635(a), (b), and (d). NASDAQ Listing Rules 5635(a) and (d) require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of Common Stock outstanding before the issuance of stock or securities.

Collectively, the Company may issue 20% or more of the Company’s common stock or voting power, in each case outstanding before the issuance, pursuant to the private placement of the Company’s common stock in connection with the Business Combination, the Private Placement Warrant Exchange, and the PIPE Investment and issuances of the Company’s common stock pursuant to the Subscription Agreement, dated June 6, 2016, by and among the Company and WL Ross Sponsor LLC (our “Sponsor”), pursuant to which our Sponsor may acquire 1 million shares on a private placement basis for $10 per share (the “WLRS Subscription Agreement”), and the subscription agreements, dated June 6, 2016 between the Company and each of its financial and legal advisors (the “Advisors”), pursuant to which the Advisors agreed to accept 3.08 million shares of the Company’s common stock in the aggregate on a private placement basis for $10 per share (the “Advisors Subscription Agreements”).

This Proxy Supplement supplements the disclosure in the Proxy Statement to note that the issuances of shares of the Company’s common stock to our Sponsor under the WLRS Subscription Agreement and to the Advisors under the Advisors Subscription Agreement may require stockholder approval under NASDAQ Listing Rules 5635(a) and (d). Approval of Proposal No. 12 will also include approval of the issuances of the Company’s common stock under the WLRS Subscription Agreement and the Advisors Subscription Agreement.

This Proxy Supplement is dated June 7, 2016.

This Proxy Supplement should be read in conjunction with the Proxy Statement, the First Proxy Revision, and the Second Proxy Revision, which should be read carefully and in their entirety.

If you have not already submitted a proxy for use at the special meeting, you are urged to do so promptly. No action in connection with this Proxy Supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Information about voting or revoking a proxy appears on page 100 of the Proxy Statement.

Additional Information about the Business Combination

In connection with the proposed Business Combination and other matters, the Company has filed a proxy statement with the SEC on May 9, 2016 and, on May 9, 2016 commenced mailing the definitive proxy statement and other relevant documents to its stockholders as of the May 5, 2016 record date for the special meeting, and filed a revision to the proxy statement with the SEC on May 18, 2016 and a second revision to the proxy statement with the SEC on May 26, 2016. Investors and security holders of the Company are advised to read the definitive proxy statement and other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed Business Combination, among other matters, because the definitive proxy contains important information about the proposed Business Combination and the parties to the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to: WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, 25th Floor, New York, New York 10036, e-mail: WLRHolding@wlross.com, Attn: Tony Reina (Legal Department).

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow & Co., LLC at:  Morrow & Co., LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, phone: (800) 662-5200 (banks and brokers call collect at: (203) 658-9400), email: WLRoss.info@morrowco.com.

Participants in the Solicitation

The Company, Nexeo Solutions Holdings, LLC, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Business Combination, and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement for the proposed Business Combination, which has been filed with the SEC. Information concerning the interests of the Company’s and Nexeo Solutions Holdings, LLC’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Nexeo Solutions Holdings, LLC’s stockholders generally, is also set forth in the definitive proxy statement relating to the proposed Business Combination.